When Recorded, Return to:
                                                           Greg R. Nielsen, Esq.
                                                                  Snell & Wilmer
                                                         3100 Valley Bank Center
                                                         Phoenix, Arizona  85073

     CERTAIN RIGHTS OF THE LESSOR UNDER THE FACILITY LEASE AS HERETOFORE AMENDED AND AS AMENDED BY THIS AMENDMENT NO. 2 THERETO HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF, CHEMICAL BANK, AS INDENTURE TRUSTEE UNDER A TRUST INDENTURE, MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS DATED AS OF AUGUST 12, 1986, AS AMENDED. THIS AMENDMENT NO. 2 HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. SEE SECTION 3 (e) OF THIS AGREEMENT NO. 2 FOR INFORMATION CONCERNING THE RIGHTS OF HOLDERS OF VARIOUS COUNTERPARTS HEREOF AND OF THE FACILITY LEASE.

THIS COUNTERPART IS NOT THE ORIGINAL COUNTERPART.

--------------------------------------------------------------------------------

                                 AMENDMENT NO. 2
                           Dated as of April 10, 1987
                                       to
                                 FACILITY LEASE
                     Dated as of August 12, 1986, as amended
                                     between
                       THE FIRST NATIONAL BANK OF BOSTON,
                         not in its individual capacity,
                        but solely as Owner Trustee under
                         a Trust Agreement, dated as of
                        August 12, 1986, with MFS Leasing
                                     Corp.,
                                     Lessor
                                       and
                      PUBLIC SERVICE COMPANY OF NEW MEXICO,
                                     Lessee

--------------------------------------------------------------------------------

Original Facility Lease recorded August 18, 1986, as Instrument No. 86-439399, amended by Amendment No. 1 thereto recorded November 25, 1986, as Instrument No. 86-650755 all in Maricopa County, Arizona Recorder's Office.


--------------------------------------------------------------------------------


6091.MFSU1.DEBT.71B:1

         AMENDMENT NO. 2, dated as of April 10, 1987 (Amendment No. 2), to the Facility Lease dated as of August 12, 1986, between THE FIRST NATIONAL BANK OF BOSTON, a national banking association, not in its individual capacity, but solely as Owner Trustee under a Trust Agreement, dated as of August 12, 1986, with MFS Leasing Corp. (the Lessor), and PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation (the Lessee).

                              W I T N E S S E T H :

         WHEREAS, the Lessee and the Lessor have heretofore entered into a Facility Lease dated as of August 12, 1986, as heretofore amended (the Facility Lease), providing for the lease by the Lessor to the Lessee of the Undivided Interest and the Real Property Interest;

         WHEREAS, the Lessee and the Lessor desire to amend the Facility Lease as set forth in Section 2 hereof; and

         WHEREAS, the Indenture Trustee has consented to this Amendment No. 2 pursuant to the Request, Instruction and Consent effective on April 10, 1987:

         NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Definitions.

         For purposes hereof, capitalized terms used herein and not otherwise defined herein or in the recitals shall have the meanings assigned to such terms in Appendix A to the Facility Lease.

         SECTION 2. Amendment.

         The definition of "Change in Tax Law" set forth in Appendix A to the Facility Lease is hereby amended to read in its entirety as follows:

         "Change in Tax Law shall mean any change in the Code or successor legislation enacted by the Ninety-ninth Congress (other than a change in respect of an alternative minimum tax or an add-on minimum tax having the same effect as an alternative minimum tax), or if prior to January 15, 1997
    (i) there is enacted any technical correction thereto, or (ii) there are adopted, promulgated, issued or published any proposed, temporary to final Regulations resulting therefrom (regardless of the effective date of such technical corrections or Regulations, but only if such technical corrections or Regulations would affect Net Economic Return); provided, however, that a Change in Tax Law shall occur in the event the provision set forth in
    Section 1509 (b) of H. R. 3838 as passed by the U.S. House of Representatives on December 17, 1985 and Section 1809 (b) of H. R. 3838 as passed by the U.S. Senate on June 24, 1986 shall fail to be enacted into law in the form therein set forth or, if such provision is so enacted into law. It shall not apply to the Common Facilities."

6091.MFSU1.DEBT.71B:1

         SECTION 3.         Miscellaneous

         (a) Effective Date of Amendment. The amendment set forth in Section 2 hereof shall be and become effective on and as of December 31, 1985.

         (b) Counterpart Execution. This Amendment No. 2 may be executed in any number of counterparts and by each of the parties hereto on separate counterparts; all such counterparts shall together constitute but one and the same instrument.

         (c) Governing Law. This Amendment No. 2 has been negotiated and delivered in the State of New York and shall be governed by, and be construed in accordance with, the laws of the State of New York, except to the extent that pursuant to the law of the State of Arizona such law is mandatorily applicable hereto.

         (d) Disclosure. Pursuant to Arizona Revised Statutes Section 33-401, the beneficiary of the Trust Agreement is MFS Leasing Corp., a Delaware corporation. The address of the beneficiary is Suite 3030, One Mellon Bank Center, Pittsburgh, PA 15258, Attention: President. A copy of the Trust Agreement is available for inspection at the offices of the Owner Trustee at 100 Federal Street, Boston, Massachusetts 02110, Attention of Corporate Trust Division.

         (e) Amendment No. 1. The single executed original of this Amendment No. 2 marked "THIS COUNTERPART IS THE ORIGINAL COUNTERPART" and containing the receipt of the Indenture Trustee thereon shall be the "Original" of this Amendment No. 2. To the extent that the Facility Lease constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in the Facility Lease as amended by this Amendment No. 2 may be created or continued through the transfer or possession of any counterpart of this Amendment No. 2 other than the "Original".

6091.MFSU1.DEBT.71B:1

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 2 to Facility Lease to be duly executed in Boston, Massachusetts, or Albuquerque, New Mexico, as the case may be, by an officer thereunto duly authorized.

                                          THE  FIRST  NATIONAL  BANK  OF
                                            BOSTON,    not   in   its
                                            individual capacity,  but
                                            solely  as Owner  Trustee
                                            under a Trust  Agreement,
                                            dated  as of  August  12,
                                            1986,  with  MFS  Leasing
                                            Corp.

                                          By  /s/ James E. Mogavero
                                          -----------------------------------
                                                 Assistant Cashier


                                          PUBLIC SERVICE COMPANY
                                            OF NEW MEXICO


                                          By
                                          -----------------------------------
                                             Vice President and Corporate
                                                     Controller




6091.MFSU1.DEBT.71B:1

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 2 to Facility Lease to be duly executed in Boston, Massachusetts, or Albuquerque, New Mexico, as the case may be, by an officer thereunto duly authorized.

                                          THE  FIRST  NATIONAL  BANK  OF
                                            BOSTON,    not   in   its
                                            individual capacity,  but
                                            solely  as Owner  Trustee
                                            under a Trust  Agreement,
                                            dated  as of  August  12,
                                            1986,  with  MFS  Leasing
                                            Corp.

                                          By
                                          ----------------------------------
                                                  Assistant Cashier


                                          PUBLIC SERVICE COMPANY
                                            OF NEW MEXICO


                                          By  /s/ B. D. Lackey
                                          ----------------------------------
                                             Vice President and Corporate
                                                      Controller


6091.MFSU1.DEBT.71B:1

State of New Mexico        )
                           )  ss:
County of Bernalillo       )

         The foregoing instrument was acknowledged before me this 10th day of April, 1987, by B. D. Lackey, the Vice President and Corporate Controller of PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation, on behalf of the corporation.

                                        /s/
                                        --------------------------------------
                                        Notary Public


Commonwealth of Massachusetts    )
                                 )  ss:
County of Suffolk                )

         The foregoing instrument was acknowledged before me this 10th day of April, 1987 by James E. Mogavero, an Assistant Cashier of THE FIRST NATIONAL BANK OF BOSTON, a national banking association, on behalf of the banking association as trustee under that certain Trust Agreement dated as of August 12, 1986 with MFS Leasing Corp.


                                        /s/
                                        --------------------------------------
                                        Notary Public




6091.MFSU1.DEBT.71B:1

State of New Mexico      )
                         )  ss:
County of Bernalillo     )

         The foregoing instrument was acknowledged before me this 10th day of April, 1987, by B. D. Lackey, the Vice President and Corporate Controller of PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation, on behalf of the corporation.

                                        /s/
                                        --------------------------------------
                                        Notary Public


Commonwealth of Massachusetts   )
                                )  ss:
County of Suffolk               )

         The foregoing instrument was acknowledged before me this 10th day of April, 1987 by James E. Mogavero, an Assistant Cashier of THE FIRST NATIONAL BANK OF BOSTON, a national banking association, on behalf of the banking association as trustee under that certain Trust Agreement dated as of August 12, 1986 with MFS Leasing Corp.


                                        /s/  Carol Malley
                                        --------------------------------------
                                        Notary Public


                                                     CAROL MALLEY
                                                     Notary Public
                                        My Commission Expires January 28, 1994





6091.MFSU1.DEBT.71B:1